UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2009

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

               Nevada                                           000-18590                                          84-1133368

(State or other jurisdiction                           (Commission                                      (IRS Employer

        of incorporation)                                 File Number)                                   Identification No.)

601 Corporate Circle, Golden, Colorado 80401

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On April 20, 2009, Good Times Restaurants Inc. (the "Company") and Good Times Drive Thru Inc. ("GTDT"), a wholly owned subsidiary of the Company, entered into a loan agreement (the "Loan Agreement") with Golden Bridge, LLC ("Golden Bridge"), pursuant to which Golden Bridge made a loan of $185,000 (the "Loan") to GTDT to be used for restaurant marketing and other working capital costs of GTDT.  Eric Reinhard, Ron Goodson, David Grissen, Richard Stark, and Alan Teran, who are all members of the Company's Board of Directors and stockholders of the Company, are the sole members of Golden Bridge.  Eric Reinhard is the sole manager of Golden Bridge.  The Company's and GTDT's obtaining of the Loan from Golden Bridge and related transactions were duly approved in advance by the Company's Board of Directors by the affirmative vote of members thereof who did not have an interest in the transaction.

The Loan is evidenced by a promissory note dated April 20, 2009 (the "Note") made by the Company and GTDT, as co-makers, and shall bear interest at a rate of 10% per annum on the unpaid principal balance.  The Note provides for monthly interest payments and will mature and be due and payable in full on July 10, 2010.  The commitment fee for the Loan is $3,700.  The Loan Agreement contains customary event of default provisions and a cross-default provision with respect to the loan agreement for the PFGI Loan (as defined below).  Upon the occurrence and continuance of an event of default, Golden Bridge may declare all or part of the unpaid principal and accrued and unpaid interest on the Loan due and payable.  Any amounts not paid to Golden Bridge when due will bear interest from the due date until paid at a rate of 18% per annum.

The Loan Agreement and the Note are subject to the terms of an intercreditor agreement dated April 20, 2009 (the "Intercreditor Agreement"), among the Company, GTDT, Golden Bridge and PFGI II, LLC ("PFGI").  As previously reported by the Company, GTDT currently has a $2,500,000 revolving line of credit with PFGI (the "PFGI Loan"), which was scheduled to mature on July 10, 2009, under which $2,000,000 was outstanding as of April 20, 2009.  Under the Intercreditor Agreement, PFGI and Golden Bridge agreed that, upon any payments of principal or interest on the Loan or the PFGI Loan by GTDT, PFGI and Golden Bridge shall each be entitled to its pro rata share of such payments in the amount of 93.1% for PFGI and 6.9% for Golden Bridge.  The Intercreditor Agreement also provides that GTDT and the Company may prepay the Loan in whole or in part with the prior consent of PFGI, and that any other indebtedness of the Company or GTDT to PFGI or Golden Bridge shall be subordinate in payment and lien priority to the Loan and the PFGI Loan to the extent of the proceeds of the collateral.  Under the Intercreditor Agreement, all money received from any foreclosure on the collateral securing the PFGI Loan shall be applied to PFGI and Golden Bridge for their expenses related to such event and then on a pari passu basis to PFGI and Golden Bridge in accordance with their respective pro rata shares.

Prior to the closing of the Loan, borrowings under the PFGI Loan were secured by GTDT's leasehold estates and business assets with respect to certain of GTDT's restaurants located in Boulder, Adams, Jefferson and Larimer counties in Colorado and first deeds of trust on real property in Arapahoe and Weld counties in Colorado developed under the PFGI Loan.  In connection with PFGI's entry into the Intercreditor Agreement, GTDT and the Company entered into a first amendment to amended and restated promissory note dated April 20, 2009 (the "PFGI Note Amendment"), which extended the maturity date of the PFGI Loan until July 10, 2010 and eliminated a loan balance threshold for release of the collateral securing the PFGI Loan.

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In connection with the Loan, the Company issued a three-year warrant dated April 20, 2009 (the "Warrant") to Golden Bridge which provides that Golden Bridge may at any time from April 20, 2009 until April 20, 2012 purchase up to 92,500 shares of the Company's common stock (the "Warrant Shares") at an exercise price of $1.15 per share.  The number of Warrant Shares and the exercise price are subject to customary antidilution adjustments upon the occurrence of any stock dividends, stock splits, reverse stock splits, recapitalizations, reclassifications, stock combinations or similar events.

The issuance of the Warrant was made in reliance on the exemption from registration under the Securities Act of 1933 (the "Securities Act") as provided in Section 4(2) of the Securities Act.  The facts relied upon to make such exemption available include the fact that only one offeree and purchaser was involved, the limited manner of offering, the status of the purchaser as either an "accredited investor" as defined in Regulation D under the Securities Act or sophisticated as to the nature of the particular transaction, and the restricted status of the security as evidenced by a customary restrictive legend on the document for the security.

The Loan Agreement, Note, Intercreditor Agreement, PFGI Note Amendment, and Warrant (collectively, the "Loan Documents") are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing summary of the Loan Documents is qualified in its entirety by reference to the full text of the Loan Documents filed as exhibits hereto.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2009, the Company and GTDT obtained the Loan from Golden Bridge.  The description of the Loan and the related Loan Documents contained in Item 1.01 above is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are filed as part of this report:

Exhibit Number	Description
4.1	Warrant to Purchase Shares of Common Stock, Par Value $0.01 Per Share dated April 20, 2009 by Good Times Restaurants Inc.
10.1	Loan Agreement dated April 20, 2009 among Golden Bridge, LLC, Good Times Drive Thru Inc. and Good Times Restaurants Inc.
10.2	Promissory Note dated April 20, 2009 by Good Times Drive Thru Inc. and Good Times Restaurants Inc.
10.3	Intercreditor Agreement dated April 20, 2009 among PFGI II, LLC, Golden Bridge, LLC, Good Times Drive Thru Inc. and Good Times Restaurants Inc.
10.4	First Amendment to Amended and Restated Promissory Note dated April 20, 2009 by Good Times Drive Thru Inc. and Good Times Restaurants Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GOOD TIMES RESTAURANTS INC.

Date:  April 20, 2009                                       By:  /s/ Boyd E. Hoback

                                                                                 Boyd E. Hoback

                                          President and Chief Executive Officer